Spinoff Transaction	12 Months Ended
Dec. 31, 2025
Reorganizations [Abstract]
Spinoff Transaction	Spinoff Transaction
The Spinoff was executed under a Separation Agreement with various other agreements outlining the governance of the Company's relationship with the Former Parent during a transition period, including, but not limited to, the Transition Services Agreement (TSA), the Tax Matters Agreement, and the Employee Matters Agreement (EMA). During the year ended December 31, 2025, the Former Parent billed the Company $10 million for services pursuant to the TSA (2024 - $5 million).
The Separation Agreement outlines key provisions of the separation of South Bow into a standalone entity and specifies the assets, liabilities, and contracts assigned to the Company in the Spinoff, as well as certain indemnification obligation arrangements for ongoing matters which existed prior to Spinoff. Under this agreement, the Former Parent will indemnify South Bow for 86 per cent of total assets, liabilities, and costs associated with the MP-14 incident, Keystone XL contractual recoveries, and the variable toll disputes on the Keystone Pipeline System up to October 1, 2024, subject to a maximum liability to South Bow of $22 million (C$30 million), in aggregate.
The following table summarizes the indemnity-related balances with the Company's Former Parent as at December 31, 2025 and December 31, 2024:

Transaction U.S.$ millions	Note	Gross Asset (Liability)	Former Parent Asset (Liability) [1]	Net Asset (Liability)
As at December 31, 2025
Keystone XL contractual recoveries [2]	23	—	—	—
Variable toll disputes - CER [3]	23	172	127	45
Variable toll disputes - FERC [3]	23	—	—	—
MP-14 costs [4]	23	(30)	(26)	(4)
Withdrawal of Keystone Variable Toll Disputes [5]	23	(96)	(91)	(5)

As at December 31, 2024
Keystone XL contractual recoveries [2]	23	56	48	8
Variable toll disputes - CER [3]	23	114	98	16
Variable toll disputes - FERC [3]	23	(51)	(44)	(7)
MP-14 costs [4]	23	(30)	(26)	(4)
1.Represents the net asset (liability) attributable to the Former Parent included in the consolidated balance sheets.
2.Contractual recoveries from backstop agreements as a result of the cancellation of the Keystone XL project in 2021. The gross asset balance is included in contractual recoveries on the consolidated balance sheets. During the year ended December 31, 2025, the Company updated its estimate of amounts to be recovered relating to these agreements.
3.Variable toll disputes filed by customers with the CER and FERC. The gross asset and liability balances are included in the accounts receivable and accounts payable and other, respectively, on the consolidated balance sheets.
4.Amounts related to estimated costs for the MP-14 pipeline incident that occurred in 2022. The gross liability balance is included in accounts payable and other on the consolidated balance sheets.
5.Represents the outstanding liabilities subject to indemnification related to the Company and associated parties mutual agreement to withdraw all complaints and protests associated with the variable toll disputes.
At September 30, 2025, the Company reached its maximum indemnity liability of $22 million (see Note 23, Commitments, Contingencies, and Guarantees). During the year ended December 31, 2025, the Company made $13 million in payments relating to indemnified liabilities and at December 31, 2025, has an outstanding maximum liability of $9 million for future indemnification payments to be made.